UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 24, 2017

SENTIO HEALTHCARE PROPERTIES, INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-53969	20-5721212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

189 South Orange Ave, Suite 1700

Orlando, FL 32801

(Address of principal executive offices)

407- 999-7679

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01	OTHER EVENTS

On February 24, 2017, Sentio Healthcare Properties, Inc. (the “Company”) approved recommending to its stockholders that they reject a mini-tender offer made by MacKenzie Realty Capital, Inc., for up to 400,000 shares of the Company’s common stock, which is approximately 3.5% of the outstanding shares. The Company anticipates commencing distribution to its stockholders of the response containing this recommendation, appearing as Exhibit 99.1, on March 8, 2017.

Item 9.01	Financial statements and exhibits.

(d) Exhibits

Exhibit no.	Description of Exhibit

99.1	Company Response to Mini-Tender Offer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIO HEALTHCARE PROPERTIES, INC.

Dated: March 6, 2017	By:	/s/ Spencer Smith
Spencer Smith
Chief Financial Officer